White Mountains Insurance Group, Ltd. Investor Presentation – May 2017 Exhibit 99.1

1 Forward-Looking Statements Forward-Looking Statements This presentation may contain, and management may make, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words "will", "believe," "intend," "expect," "anticipate," "project," "estimate," "predict," “plan,” “envision,” “imply,” “seek,” “future” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s: (i) change in adjusted book value per share or return on equity; (ii) business strategy; (iii) financial and operating targets or plans; (iv) incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; (v) projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; (vi) expansion and growth of its business and operations; and (vii) future capital expenditures. These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: (i) the risk that the acquisition of OneBeacon Insurance Group, Ltd. (“OneBeacon”) by Intact Financial Corporation (the “Transaction”) may not be completed on the currently contemplated timeline; (ii) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement dated May 2, 2017, among OneBeacon, Intact Financial Corporation and the other parties thereto (the “Merger Agreement”), including in circumstances which would require OneBeacon to pay a termination fee or other expenses; (iv) the risks related to diverting management’s attention from White Mountains’s or OneBeacon’s ongoing business operations and other risks related to the announcement or pendency of the Transaction, including on White Mountains’s or OneBeacon’s ability to retain and hire key personnel, their ability to maintain relationships with customers, policyholders, brokers, service providers and others with whom they do business and their operating results and business generally; (v) the risk that shareholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; (vi) the risks that are described from time to time in White Mountains's filings with the Securities and Exchange Commission , including but not limited to White Mountains's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed February 27, 2017 ;(vii) claims arising from catastrophic events, such as hurricanes, earthquakes, floods, fires, terrorist attacks or severe winter weather; (viii) the continued availability of capital and financing; (ix) general economic, market or business conditions; (x) business opportunities (or lack thereof) that may be presented and pursued; (xi) competitive forces, including the conduct of other property and casualty insurers and reinsurers; (xii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; (xiii) an economic downturn or other economic conditions adversely affecting White Mountains’s financial position; (xiv) recorded loss reserves subsequently proving to have been inadequate; (xv) actions taken by ratings agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; and (xvi) other factors, most of which are beyond White Mountains's control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward- looking statements, whether as a result of new information, future events or otherwise.

2 Non-GAAP Financial Measures Figures designated as “pro forma” or “PF” are adjusted as if the OneBeacon transaction occurred on 3/31/17. Non-GAAP Financial Measures Management believes the non-GAAP measures included in this presentation to be useful in evaluating the Company’s financial position and performance. The following non-GAAP financial measures are presented: (i) Adjusted Book Value Per Share (ABVPS); (ii) Adjusted Book Value; (iii) ABVPS Denominator, and (iv) Growth in ABVPS. Please see the appendix at the end of the presentation for an explanation of each such non-GAAP financial measure and a reconciliation of the measure to its most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.whitemountains.com

Two Years of Transformative Activity

4 OneBeacon Transaction  Announced all-cash transaction with Intact Financial on May 2; expected to close by year-end  Purchase price of $18.10 per share, or $1.7 billion in total consideration  1.65x price-to-tangible book multiple;  $0.7 billion premium over 3/31/17 tangible book value  Economics to WTM (76% owner):  Pro forma increase in ABVPS of $107  Net cash proceeds of $1.3 billion  WTM returns over 16-year holding period:  2.5x multiple of invested capital  14% after-tax IRR (vs. S&P 500 total return of 6%)

5 Operating Asset Sales Closing Date Price /TBV WTM Gain (per share) WTM Proceeds ($ billions) IRR Symetra 1Q16 1.6x [1] $43 $0.7 15% Sirius Group 2Q16 1.3x $90 $2.6 11% Tranzact 3Q16 n/a $16 $0.2 35% OneBeacon PF exp 4Q17 1.7x $107 $1.3 14% Total $256 $4.2 [2] [1] Reflects deal multiple on Symetra’s book value excluding accumulated other comprehensive income [2] Total is adjusted to avoid double counting of $0.6 billion of proceeds from the sale of Symetra shares held by Sirius Group

6 Capital Management  Returned $887 million to shareholders through share repurchases in 2016  Repurchased 1.1 million shares, roughly 20% of the company, at an average price of $802  Share repurchases slowed since 4Q16 as our share price steadily climbed  Share repurchase activity since 2010: shares repurchased $ millions per share 2010 687,871 226$ 328$ 2011 646,502 253 391 2012 1,329,640 669 503 2013 141,535 80 564 2014 217,879 134 617 20 5 387,495 284 733 2016 1,106,145 887 802 total 4,517,067 2,534$ 561$

7 Management Team Changes  Chairman: Morgan Davis (31 years with White Mountains)  CEO: Manning Rountree (13 years with White Mountains)  CFO: Reid Campbell (23 years with White Mountains)

8 A Picture Says 1,000 Words 9/30/2015 (Actual) 3/31/17 (PF for OB Transaction) Operating Assets ABVPS $655 $906 Run Rate GABVPS mid/high single digits low single digits Undeployed Capital $0.6 billion $3.1 billion CAPITAL C PITAL

White Mountains after OneBeacon

10 WTM Pro Forma for OneBeacon Transaction  Total capital of $4.2 billion, substantially all in common shareholders’ equity  Parent undeployed capital of roughly $3.1 billion, or 75% of total capital  No parent company financial leverage  Two principal operating assets:  HG Global / BAM  WMC portfolio companies  Low single-digit GAAP returns, reflecting:  GAAP “unfriendly” return profile of both HG Global/BAM and WMC; and  Muted investment return outlook for substantial undeployed capital position

11 WTM Pro Forma Financial Position 3/31/17 ($ millions, except where noted otherwise) Actual OneBeacon Transaction Pro Forma Common equity $ 3,625 $ 486 $ 4,111 Non-controlling interest – OneBeacon 251 (251) 0 Non-controlling interest – Other (excluding BAM) 35 (4) 31 Total debt (at subsidiaries) 285 (273) 12 Total capital $ 4,195 $ (38) $ 4,153 Debt to total capital 7% 0% Parent undeployed capital $ 1.8 B $ 3.1 B

12 WTM Pro Forma Allocation of Capital ($ billions, except per share) carrying value abvps onebeacon 0.8$ 173$ hgg / bam 0.7 156 white mountains capital 0.2 34 parent udc / other 2.0 437 total 3.6$ 800$ 3/31/17 (Actual) ($ billions, except per share) carrying value abvps onebeacon -$ -$ hgg / bam 0.7 156 white mountains capital 0.2 34 parent udc / other 3.2 716 total 4.1$ 906$ 3/31/17 (PF for OneBeacon Sale)

Where Do We Go From Here?

14 Challenging Market Environment Persists  Soft insurance markets  Pressure on accident year pricing / reserve releases slowing to a trickle  Carriers sowing the seeds for future distress, but will take years to blossom  Over-abundant supply of (low hurdle-rate) capital / no obvious catalyst for near-term market turn  Low interest rates / elevated equity markets / muted investment outlook  Elevated asset prices  On most deals we see, we would rather be a seller than a buyer  Middle innings on “insuretech” phenomenon; getting frothy  Implications for WTM:  We have been a net seller of insurance operating assets for a reason!  Conditions have not magically reversed now that we have money in our pocket

15 What to Expect from Us?  We expect to shrink, likely significantly, before we grow again  We have been here before (following 1991 sale of Fireman’s Fund)  Reflects willingness to “walk the walk” on capital rotation and shareholder value creation  We envision resizing as a $2.0 - $2.5B company  ~$1.0B deployed to current operating assets (HG Global/BAM & WMC)  ~$1.0 - $1.5B “war chest” for deployment into new operating assets  This implies distributing $1.5 – $2.0B of currently undeployed capital  Plan to pursue in a flexible and disciplined manner over the medium term  Will aim to create value for continuing shareholders  We are reducing our expense base and shifting our human capital accordingly

16 Capital Redeployment Approach  Fundamental philosophy and approach is unchanged  Will remain focused on economics and shareholder value creation (not accounting or empire building)  Will stick to our knitting: primarily insurance, broader financial services, and adjacent sectors  Will remain value-oriented, opportunistic and highly flexible  Focus will be on “chunkier deployments”  Bogey of $200 million of annual deployments; will be lumpy, not smooth  Targeting deals of $50 million and higher, preferably much higher  Preference for majority stakes in operating businesses that we understand and can enhance  Working through traditional channels and also developing “special situations”  Core belief that deals will come, but patience is required  Strong deal team with relevant expertise  Circumstances will naturally change over time, and opportunities will emerge (and we will be there)  Expect run rate returns to increase as we normalize our undeployed capital position

Update on Current Businesses

18  Launched into a very challenging environment  Low interest rates and compressed credit spreads  Aggressive price competition and low capture rates at the outset  Insured penetration has improved somewhat; substantial room for further improvement  Given the environment, BAM’s execution has been strong  Captured market share of +/- 50%. Broad market acceptance. Strong trading value  Pristine balance sheet. High-quality, risk-controlled portfolio. No legacy exposures. No Puerto Rico, structured finance  Superior model for the long term  Financial results will emerge over time  On a GAAP basis, WTM expects to earn 4% per year, roughly equal to the coupon on the surplus notes, in the near term  GAAP earnings are delayed/masked because of (i) UPR and (ii) member surplus contributions (straight to balance sheet)  The system is generating positive cashflow today, which is accreting claims paying resources and cash  It will take time for this cash to flow through the system and up and out to the private investors  Our fundamental strategy is to “hold” and to mature the asset HG Global / BAM - Four Years In

19 Build America Mutual (New York) $500 million capital (Series A & B Surplus Notes) HG Global Ltd. (Bermuda) $200 million Series A Surplus Notes WTM & Management States and Municipalities (Bond Issuers) HG Re Ltd. (Bermuda) Reg. 114 Trust (New York) Supplemental Trust (New York) $300 million Series B Surplus Notes $100 million reinsurance capital • 15% First Loss Reinsurance Treaty • Receives 60% of BAM’s risk premiums • Retains 40% of risk premiums • Retains 100% of member surplus contributions HG Global / BAM Structure

BAM Key Metrics

	year ended				quarter ended	
	2013A	2014A	2015A	2016A	1Q16A	1Q17A
par insured (closed)	$ 4,708	$ 7,830	$ 10,606	$ 11,303	$ 2,179	$ 2,379
total premiums (%)	0.65%	0.43%	0.52%	0.68%	0.62%	1.19%
total premiums ($)	$ 31	$ 33	$ 56	$ 77	$ 14	$ 28
gross expenses (BAM & HG Re)	$ 36	$ 40	$ 41	$ 45	$ 11	$ 13
s&p RAP	3.21%	2.26%	2.35%	3.53%	3.04%	4.61%
qualified statutory capital	$ 470	$ 454	$ 450	$ 454	$ 448	$ 455
claims paying resources	$ 579	$ 581	$ 601	$ 644	$ 607	$ 662

20

White Mountains

21  Pivot from “traditional” insurance balance sheet transactions in late 2012  Frustrated by the M&A market in core sector; deals not available at attractive prices  Sought alternative ways to leverage our unique capabilities; typically looking for an “insurance angle”  Different type of investment / financial profile  Generally cash flow (or path to cash flow) businesses, rather than book value businesses  Lower required capital; higher risk / higher return propositions  The WMC portfolio has performed well to-date  4 exits generating 1.3x multiple of invested capital and $230 million of p/t proceeds  Excited about the prospects of a number of the remaining WMC businesses  But the WMC portfolio does not move the needle today  Only $150 million of deployed capital currently  Smaller, option-like deals make less sense today, given undeployed capital levels White Mountains Capital

22 WMC Portfolio Overview current wtm value ($ millions) - 3/31/17 operating ownership, gross invested net invested carrying location fd/fc capital, a/t capital, a/t value A. cashflow businesses mediaalpha US 56% 36$ 22$ 17$ wobi Israel 94% 46 46 19 passportcard Israel/Intl 50% 21 21 21 B. venture businesses compare US 22% 34$ 34$ 22$ captricity US 22% 29 29 29 durchblicker Austria 45% 12 12 9 buzzmove UK 66% 8 8 7 C. insurance businesses onetitle US 20% 3$ 3$ 3$ D. other investments enlightenment capital US 30$ 14$ 24$ nyca partners US 1 1 2 total 220$ 190$ 153$

Appendices 1. Track Record vs S&P 500 (p.24) 2. Non-GAAP Financial Measures (p. 25-27)

24 Track Record vs. S&P 500 Return Period Ended 3/31/17 (growth including dividends) 1-year 5-year 10-year 15-year Since WTM IPO (1985) White Mountains – ABVPS PF 28.8% 10.0% 8.5% 10.5% 14.2% S&P 500 17.0% 13.2% 7.5% 7.0% 10.6%

25 Adjusted Book Value, ABVPS Denominator and Adjusted Book Value Per Share Adjusted Book Value, ABVPS Denominator and Adjusted Book Value Per Share Adjusted Book Value is a non-GAAP financial measure that is derived by excluding from GAAP shareholders' equity the equity in unrealized gains from Symetra's fixed maturity portfolio. ABVPS Denominator excludes from GAAP common shares outstanding unearned shares of of restricted stock, the compensation cost of which, at the date of calculation, has yet to be amortized. Adjusted Book Value Per Share (ABVPS) is the result of dividing Adjusted Book Value by ABVPS Denominator. Sept. 30, 2015 2017A 2017PF Book value per share numerators ($ in millions): GAAP common shareholders' equity 3,746$ 3,625$ 4,111$ less: equity in net unrealized gains from Symetra's fixed maturity portfolio (6) - - Adjusted Book Value (ABVPS numerator) 3,740$ 3,625$ 4,111$ Book value per share denominators (in 000's): GAAP common shares outstanding 5,745 4,573 4,573 Unearned restricted shares (31) (35) (35) ABVPS Denominator 5,714 4,538 4,538 GAAP book value per share 652$ 793$ 900$ Adjusted Book Value Per Share 655$ 799$ 906$ March 31

26 Growth in Adjusted Book Value Per Share Growth in Adjusted Book Value Per Share The Company calculates its annual growth in values per share on an IRR basis, which includes the value per share at the beginning of the year, the dividends received each year and the value per share at the end of the year. See the table below for comparison of growth in GAAP book value per share and growth in ABVPS over a range of return periods: Annualized Growth: 1-year 5-year 10-year 15-year Since IPO GAAP book value per share PF 28.7% 10.1% 8.4% 10.5% 14.8% Adjusted Book Value Per Share PF 28.8% 10.0% 8.5% 10.5% 14.2% Return Period Ended December 31, 2016

27 Adjusted Book Value Per Share - Allocation of Capital Adjusted Book Value Per Share - Allocation of Capital Adjusted Book Value Per Share (ABVPS) is the result of dividing Adjusted Book Value by ABVPS Denominator. ABVPS Denominator excludes from GAAP common shares outstanding unearned shares of restricted stock, the compensation cost of which, at the date of calculation, has yet to be amortized. GAAP 3/31/17 A per share ABVPS OneBeacon 0.8$ 172$ 173$ HG Global / BAM 0.7 155 156 White Mountains Capital 0.2 33 34 Parent undeployed capital / other 2.0 433 436 3.6$ 793$ 799$ GAAP 3/31/17 PF per share ABVPS OneBeacon -$ -$ -$ HG Global / BAM 0.7 155 156 White Mountains Capital 0.2 33 34 Parent undeployed capital / other 3.2 712 716 4.1$ 900$ 906$ Book value per share denominators (in 000's): 3/31/17 A GAAP common shares outstanding 4,573 Unearned restricted shares (35) ABVPS denominator 4,538